SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                                     TEKELEC
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


                0-15135                            95-2746131
       (Commission File Number)                 (I.R.S. Employer
                                                Identification No.)

26580 W. Agoura Road, Calabasas, CA                   91302
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (818) 880-5656



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Item 7. Financial Statements and Exhibits.

      The following exhibits are filed as a part of this report:

         Exhibit No
         ----------
            99.1 Certification by the Chief Executive Officer of Tekelec pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

            99.2 Certification by the Chief Financial Officer of Tekelec pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure.

      On August 14, 2002, the Registrant filed its Form 10-Q for the period ended June 30, 2002, with the Securities and Exchange Commission. Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, the certification of each of the Chief Executive Officer and the Chief Financial Officer of the Registrant accompanied that filing. Copies of the certifications are furnished hereunder as exhibits to this Form 8-K.

      The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TEKELEC


Dated: August 14, 2002             By:  /s/ Michael L. Margolis
                                        ---------------------------------------
                                        Michael L. Margolis
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

    Exhibit No.      Description of Exhibit
    -----------      ----------------------

      99.1 Certification of Chief Executive Officer of Tekelec pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      99.2 Certification of Chief Financial Officer of Tekelec pursuant to Section 906 of the Sarbanes-Oxley Act of 2002